POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN VALUE FUND SERIES, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 20th day of March, 1997.






                                     /s/  John R. Galvin         (L.S.)
                                 ------------------------
                                       John R. Galvin

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN VALUE FUND SERIES, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, her attorneys-in-fact and agent, with full power of substitution and resubstitution, for in her name and stead, in her capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 20th day of March, 1997.






                                      /s/  Alice S. Ilchman         (L.S.)
                                    ------------------------
                                        Alice S. Ilchman

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN VALUE FUND SERIES, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 20th day of March, 1997.






                                      /s/ Frank A. McPherson    (L.S.)
                                     ------------------------
                                         Frank A. McPherson

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN VALUE FUND SERIES, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 20th day of March, 1997.






                                      /s/ John E. Merow        (L.S.)
                                     ------------------------
                                          John E. Merow

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN VALUE FUND SERIES, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, her attorneys-in-fact and agent, with full power of substitution and resubstitution, for in her name and stead, in her capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 20th day of March, 1997.






                                      /s/  Betsy S. Michel        (L.S.)
                                      ------------------------
                                           Betsy S. Michel

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN VALUE FUND SERIES, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 10th day of April, 1997.






                                      /s/ William C. Morris     (L.S.)
                                      ------------------------
                                          William C. Morris

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN VALUE FUND SERIES, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 31st day of March, 1997.






                                      /s/  James C. Pitney      (L.S.)
                                      ------------------------
                                           James C. Pitney

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN VALUE FUND SERIES, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 20th day of March, 1997.






                                      /s/  James Q. Riordan         (L.S.)
                                      ------------------------
                                          James Q. Riordan

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN VALUE FUND SERIES, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 4th day of April, 1997.






                                      /s/  Richard R. Schmaltz         (L.S.)
                                      ------------------------
                                           Richard R. Schmalt

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN VALUE FUND SERIES, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 20th day of March, 1997.






                                      /s/ Robert L. Shafer       (L.S.)
                                      ------------------------
                                          Robert L. Shafer

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN VALUE FUND SERIES, INC. a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 20th day of March, 1997.






                                      /s/  James N. Whitson         (L.S.)
                                     ------------------------
                                           James N. Whitson